                                 Exhibit 23.2


                   Consent of Independent Public Accountants

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2001 relating to the consolidated financial statements, which appears in The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP


Montgomery, Alabama
October 17, 2001


                                      17